Exhibit 10.9

Our ref	45219184
Date:	10/10/2024

EMP SOLUTION SDN. BHD.

NO. 21, JALAN 15/23

TIONG NAM INDUSTRY PARK

40200 SHAH ALAM

SELANGOR

RE:	Confirmation Letter of Structure Fees and Stamp duty We refer to your request dated 09/10/2024.

We refer to your request dated 09/10/2024.

Kindly be informed that the details of your loan facility as per your request are as follows:-

Subject	Amount
Loan Amount	RM 1,000,000.00
Structure Fee	(RM 10,000.00)
Stamp Duty Deducted	(RM 5,000.00)
Net Loan Amount	RM 985,000.00

●	Please be informed that the above details are strictly meant for the confirmation of fees deducted during drawdown of the facility that was granted to you.

●	This letter shall not be used for any litigation purposes.

We trust the above met your requirement.

Yours sincerely,

For Standard Chartered Bank Malaysia Berhad (Company No :115793-P)

Authorised Signatory

A Standard Chartered Group Company

Standard Chartered Bank Malaysia Berhad (Reg. No. 198401003274)

Date:	28/04/2023

PRIVATE & CONFIDENTIAL

EMP SOLUTION SDN. BHD.
708131V
NO. 21, JALAN 15/23
TIONG NAM INDUSTRY PARK
40200	SHAH ALAM
SELANGOR

Dear Sir/Madam,

NOTIFICATION LETTER

Re : Standard Chartered Bank Business Instalment Loan (“the Facility”)

This is the full notification further to our earlier SMS informing you of the approval of your application for Business Instalment Loan facility with us.

(i)	Facility Amount (RM)	:	1,000,000.00
(ii)	Effective Interest Rate (% + BLR)	:	4.05%	+	6.45% =	10.50%	p.a on monthly rest basis	(variable rate)
(iii)	Tenor (Months)	:	84
(iv)	Monthly Installment Amount (RM)	:	16,860.67
(v)	Guarantee Scheme (if applicable)	:	CGC - Portfolio Guarantee
vi)	Guarantee Cover	:	70%
vii)	Loan Account Number	:	45219184
viii)	Date of disbursement	:	28/04/2023
ix)	Additional Condition(s)	:	N/A

In accordance to the terms of the Facility, a new current account (“Designated Account”), with details as stated below, has been opened for the loan disbursement and the payment of the Monthly Instalment Amount through standing instruction:

Standard Chartered Branch:	UEP SUBANG JAYA
Standard Chartered Account Number:	910194443335

Please be informed that your Monthly Instalment Amount are payable on their respective due dates which will commence one (1) month from the Date of Disbursement stated above. Kindly ensure that there are sufficient funds in your Designated Account to effect payment on each payment date. Kindly be reminded to that, in accordance to the terms of the Facility, if you do not utilise the amount disbursed in part or in full, OR perform any banking activity on the Designated Account within twenty (20) days from the Date of Disbursement (“cooling-off period”), the Bank has the right to close the Designated Account and terminate or rescind the Facility through early settlement of the outstanding amount using the proceeds from the Designated Account at no further cost to you. In respect of this agreed cooling-off period, time is of the essence. Your directors and/or shareholders can purchase insurance/takaful from the Bank to insure/cover the facility amount and the insurance policy/takaful certificate can be assigned to the Bank as security(ies).

Kindly be advised that the Product Disclosure Sheet (PDS) attached with this notification shall supersede the earlier PDS. I/We acknowledge and confirm that I have read and understood the product features and the terms and conditions stated in the Product Disclosure Sheet (PDS) attached together with this letter.

I/We acknowledge and confirm that I/we have read and understood the Business Banking (BB) Booklet General Banking Terms & Conditions provided to me/us prior to the signing of the application form and agree to be bound by them in connection to all facility/ies applied for and subsequently taken up by me/us with the Bank. I/We acknowledge and confirm that the key terms and conditions as stated in the Business Banking (BB) Booklet General Banking Terms & Conditions have been explained to me/us before the signing of the application form.

Please do not hesitate to contact our Contact Center at 1300 888 111 if you have any queries

Thank you for banking with us.

Regards,

Standard Chartered Bank Malaysia Berhad (198401003274)

Authorised Signatory

BIL Notification Letter Version Apr 2023

Standard Chartered Bank Malaysia Berhad (198401003274)

Level 22, Equatorial Plaza,

Jalan Sultan Ismail, 50250 Kuala Lumpur.

www.sc.com/my

A Standard Chartered Group Company

The Registered Office of Standard Chartered Bank Malaysia Berhad is at Level 26, Equatorial Plaza, Jalan Sultan Ismail, 50250, Kuala Lumpur.

PRODUCT DISCLOSURE SHEET	Standard Chartered Bank Malaysia Berhad

Read this Product Disclosure Sheet before you decide to take up the selected product.

Be sure to also read the terms in the BIL Terms & Conditions, Master Credit Terms, Standard Terms and the Account Terms Covering Banking Facilities.

Seek clarification from the Sales Officer / Contact Center (details below in Q9) if you do not understand any part of this document or the general terms.

	Company Name :	EMP SOLUTION SDN. BHD.
	Registration No. :	708131V
	Please tick whichever is applicable in this document. ☐ BIL Conventional ☑ BIL Conventional - CGC ☐ BIL Conventional - SJPP

	Date of PDS issuance:	28/04/2023
1. What is this product about?
Business Instalment Loan (“BIL”) is an unsecured installment based lending product available to borrowing entities to meet their for day to day working capital and business expansion requirements
BIL Conventional	This unsecured term loan is offered on a variable rate basis with interest rates linked to the Base Lending Rate (“BLR”). The interest is computed on monthly rests based on schedule balances.
✔ BIL Conventional – CGC (Credit Guarantee Corporation)

This unsecured term loan is offered on a variable rate basis with interest rates linked to the Base Lending Rate (“BLR ). The interest is computed on monthly rests based on schedule balances. It is partially guaranteed by Guarantee Scheme Provider - CGC

BIL Conventional – SJPP (Syarikat Jaminan Pembiayaan Perniagaan)

This unsecured term loan is offered on a variable rate basis with interest rates linked to the Base Lending Rate (“BLR ). The interest is computed on monthly rests based on schedule balances. It is partially guaranteed by Guarantee Scheme Provider - SJPP

2. What do I get from this product?

Total Amount Borrowed (RM)	1,000,000.00

Tenor (Months)	84

	%
Current BLR ( Base Lending Rate) p.a.	6.45%
Spread P.a	4.05%
Effective Interest rate (EIR) p.a	10.50%
3. What are my obligations?

Your monthly instalment(EMI) : RM	16,860.67
The total repayment amount at the end of t months:	1,416,296.54
‘t’ months =	84

	BLR=6.45%	Today	If BLR goes up 1%		If BLR goes up 2%
Monthly Instalment (EMI):	RM	16,860.67	RM	16,860.67	RM	16,860.67
Total interest cost at the end of t months	RM	416,296.54	RM	460,462.71	RM	505,384.03
Total repayment amount at the end of t months	RM	1,416,296.54	RM	1,460,462.71	RM	1,505,384.03
Total repayment tenor t months (if keeping installment constant)	84		88		93

BIL Notification Letter Version Apr 2023

Standard Chartered Bank Malaysia Berhad (198401003274)

Level 22, Equatorial Plaza,

Jalan Sultan Ismail, 50250 Kuala Lumpur.

www.sc.com/my

A Standard Chartered Group Company

The Registered Office of Standard Chartered Bank Malaysia Berhad is at Level 26, Equatorial Plaza, Jalan Sultan Ismail, 50250, Kuala Lumpur.

3. What are my obligations?

a)	The total interest payable, total repayment amount and the Effective Interest Rate may vary if BLR changes. For latest BLR rate, you may refer to the Bank’s website. ( www.sc.com/my)

b)

The effective interest rate can change based on market conditions if you have taken a loan on a variable rate basis. The monthly installment we have provided you with is indicative and may change if your loan is re-priced due to changes in the BLR or your risk profile.

c)	The financing amount and interest rate mentioned above are indicative and subject to change based on Bank’s decision on customer’s overall credit assessment.

d)

Any late payment, prepayment, overpayment of monthly instalment or other changes to the terms on the facility will also change the total interest amount payable, total repayment amount and effective interest rate.

e)	The monthly installment amount and total repayment amount is calculated based on the assumption that your loan will be fully disbursed during the first disbursement

f)

Based on the assumption that the Facility will be fully disbursed during the first disbursement, repayment commences one (1) month after the full drawdown of the Facility. If the Facility is partially disbursed, the repayment commence one (1) month after the first drawdown of the Facility.

g)	The first installment as stated above will be due one (1) month after first or full drawdown, whichever is earlier, of the Facility.

h)	All approved Facility will be disbursed into the designated current account for loan repayment maintained with us.

i)	In the event there is no utilization of any amount of the funds after 20 days upon disbursement, the Bank will cancel the facility and close the designated loan repayment account.

j)	Loan statement will be sent every half yearly to the latest address on our records

k)	Your directors and/or shareholders can purchase insurance / takaful from the Bank to insure the facility amount and the insurance policy / takaful certficate can be assigned to the Bank as security(ies)

4. What are the fees and charges I have to pay?

Stamp Duties

As per the Stamp Act 1949 (revised 1989)

Structuring Fee

RM500.00 or 1.00% on the Facility approved limit, whichever is higher, is payable upon drawdown of this facility. The Bank reserves the right to debit your loan account for facilitating the payment of the structuring fee upon drawdown of the Facility.

Guarantee Fee (Only Applicable to CGC or SJPP)

I/We agree and acknowledge that the Bank will include the guarantee fee into the interest rate on equal monthly instalment basis or debit to my/our loan account on due date; whichever method the Bank deems fit. In the event of early redemption, I /we may be required to reimburse the guarantee fee in full to the Bank which the Bank has paid in advance to CGC or SJPP on a yearly basis.

CGC or SJPP Guarantee Coverage – I/We understand that the CGC or SJPP guarantee coverage is up to 80% of the Facility depending on the Scheme as below:

CGC - Portfolio Guarantee (PG) : 70%

SJPP - Working Capital Guarantee Scheme (WCGS) : 70%

SJPP - PEMULIH Government Guarantee Scheme (PGGS) : 80%

5. What if I fail to fulfil my obligations to pay my loan on time on the due date?

a)	Late payment charges of 1% p.a. on top of the Effective Interest Rate calculated on a daily rests basis on the amount in arrears until the arrears are settled.
b)

If the amount is in arrears beyond the repayment date, we will increase the effective interest rate as below:-

i. Past due 30 – 59 days = BLR + 12.25% p.a.

ii. Past due more than 60 days = BLR + 13.25% p.a.

b)	We may set-off any credit balance in the account maintained with us against any outstanding balance in this financing account.
c)	Legal action will be taken if you fail to respond to reminder notices.
d)	Legal action against you may affect your credit rating leading to credit being more difficult or expensive to you.
e)	We have the right to outsource debt collection to an external agency and the right to sell non-performing loans (NPL) to third parties.

6. What if I fully settle the loan before its maturity?

a)	Lock in period is not applicable.
b)	Upon receiving your notification, we will calculate and notify you the early settlement amount payable and the latest date of payment for the amount.
c)	In the final year of the facility, the Facility may be settled in full subject to at least one (1) month notice in writing.
d)

The early settlement amount is a total of the scheduled principal amount of the remaining tenure plus 1 month interest, any arrears, accrued but unpaid interest, and all fees and charges in connection with the facility.

7. Do I need a guarantor or collateral?

a)	Personal guarantee from key person(s) is/are required which is determined based on shareholding and credit assessment.
b)	No collateral is required.

BIL Notification Letter Version Apr 2023

Standard Chartered Bank Malaysia Berhad (198401003274)

Level 22, Equatorial Plaza,

Jalan Sultan Ismail, 50250 Kuala Lumpur.

www.sc.com/my

A Standard Chartered Group Company The Registered Office of Standard Chartered Bank Malaysia Berhad is at Level 26, Equatorial Plaza, Jalan Sultan Ismail, 50250, Kuala Lumpur.

8. What do I need to do if there are changes to my contact details?

It is important that you inform us of any change in your contact details to ensure that all correspondences reach you in a timely manner. To update your contact details, you may reach us via contact center given below or visiting your nearest bank branch.

9. Where can I get assistance and redress?
a)	If you have difficulties in making repayments and clarifications on the product features. You may contact us at Standard Chartered Bank Malaysia Berhad

b)	Alternatively, you may seek the services of Agensi Kaunseling dan Pengurusan Kredit (AKPK), an agency established by Bank Negara Malaysia to provide free services on money management, credit counseling, financial education and debt restructuring for individuals. You may contact AKPK at:

Tingkat 8, Maju Junction Mall
1001, Jalan Sultan Ismail
50250 Kuala Lumpur
Tel: 03-2616 7766
E-mail: enquiry@akpk.org.my

c)	If you wish to complain on the product or services provided by us, you may either:

Write to us at:
Standard Chartered Bank Malaysia Berhad
Client Experience - Retail Banking

Contact us at:
Tel : Call Customer Care Hotline: +603 77118888 / 1300 888 888 (local toll-free number)
E-mail : Malaysia.Feedback@sc.com

If your query or complaint is not satisfactorily resolved by us, you may contact Bank Negara Malaysia LINK or TELELINK at:
Block D, Bank Negara Malaysia,
Jalan Dato’Onn, 50480 Kuala Lumpur.
Tel : 1-300-88-5465
Fax : 03-21741515
E-mail : bnmtelelink@bnm.gov.my

Small Debt Resolution Schemes (SDRS) : 1-300-88-5465
ABMConnect: 1-300-88-9980

10. Other business loan facility available
a)	Commercial Mortgage
b)	Trade and business working capital facilities
IMPORTANT NOTE: LEGAL ACTION MAY BE TAKEN AGAINST YOU IF YOU DO NOT KEEP UP REPAYMENTS ON YOUR BUSINESS INSTALMENT LOAN.

BIL Notification Letter Version Apr 2023

Standard Chartered Bank Malaysia Berhad (198401003274)

Level 22, Equatorial Plaza,

Jalan Sultan Ismail, 50250 Kuala Lumpur.

www.sc.com/my

A Standard Chartered Group Company The Registered Office of Standard Chartered Bank Malaysia Berhad is at Level 26, Equatorial Plaza, Jalan Sultan Ismail, 50250, Kuala Lumpur.

Loan Repayment Table - Business Instalment Loan

		Tenure (Mth) 84 mths	Rate (%) 10.50%	Instalment (RM) RM16,860.67	Total Repayment Amount (RM) RM1,416,296.54	Financing Amount Total interest charged	RM1,000,000.00 RM416,296.54
Number of Installment	Instalment	Interest	Principal	Principal Balance Outstanding	Unearned Interest	Total Repayment	Effective Interest Rate
				RM1,000,000.00	RM416,296.54	RM1,416,296.54
1	RM16,860.67	RM8,750.00	RM8,110.67	RM991,889.33	RM407,546.54	RM1,399,435.87	10.50%
2	RM16,860.67	RM8,679.03	RM8,181.64	RM983,707.69	RM398,867.51	RM1,382,575.20	10.50%
3	RM16,860.67	RM8,607.44	RM8,253.23	RM975,454.45	RM390,260.07	RM1,365,714.53	10.50%
4	RM16,860.67	RM8,535.23	RM8,325.45	RM967,129.01	RM381,724.84	RM1,348,853.85	10.50%
5	RM16,860.67	RM8,462.38	RM8,398.29	RM958,730.71	RM373,262.47	RM1,331,993.18	10.50%
6	RM16,860.67	RM8,388.89	RM8,471.78	RM950,258.93	RM364,873.57	RM1,315,132.51	10.50%
7	RM16,860.67	RM8,314.77	RM8,545.91	RM941,713.03	RM356,558.81	RM1,298,271.83	10.50%
8	RM16,860.67	RM8,239.99	RM8,620.68	RM933,092.34	RM348,318.82	RM1,281,411.16	10.50%
9	RM16,860.67	RM8,164.56	RM8,696.12	RM924,396.23	RM340,154.26	RM1,264,550.49	10.50%
10	RM16,860.67	RM8,088.47	RM8,772.21	RM915,624.02	RM332,065.79	RM1,247,689.81	10.50%
11	RM16,860.67	RM8,011.71	RM8,848.96	RM906,775.06	RM324,054.08	RM1,230,829.14	10.50%
12	RM16,860.67	RM7,934.28	RM8,926.39	RM897,848.67	RM316,119.80	RM1,213,968.47	10.50%
13	RM16,860.67	RM7,856.18	RM9,004.50	RM888,844.17	RM308,263.62	RM1,197,107.79	10.50%
14	RM16,860.67	RM7,777.39	RM9,083.29	RM879,760.88	RM300,486.24	RM1,180,247.12	10.50%
15	RM16,860.67	RM7,697.91	RM9,162.77	RM870,598.12	RM292,788.33	RM1,163,386.45	10.50%
16	RM16,860.67	RM7,617.73	RM9,242.94	RM861,355.18	RM285,170.60	RM1,146,525.77	10.50%
17	RM16,860.67	RM7,536.86	RM9,323.82	RM852,031.36	RM277,633.74	RM1,129,665.10	10.50%
18	RM16,860.67	RM7,455.27	RM9,405.40	RM842,625.96	RM270,178.46	RM1,112,804.43	10.50%
19	RM16,860.67	RM7,372.98	RM9,487.70	RM833,138.27	RM262,805.49	RM1,095,943.75	10.50%
20	RM16,860.67	RM7,289.96	RM9,570.71	RM823,567.55	RM255,515.53	RM1,079,083.08	10.50%
21	RM16,860.67	RM7,206.22	RM9,654.46	RM813,913.10	RM248,309.31	RM1,062,222.41	10.50%
22	RM16,860.67	RM7,121.74	RM9,738.93	RM804,174.16	RM241,187.57	RM1,045,361.74	10.50%
23	RM16,860.67	RM7,036.52	RM9,824.15	RM794,350.01	RM234,151.05	RM1,028,501.06	10.50%
24	RM16,860.67	RM6,950.56	RM9,910.11	RM784,439.90	RM227,200.48	RM1,011,640.39	10.50%
25	RM16,860.67	RM6,863.85	RM9,996.82	RM774,443.08	RM220,336.64	RM994,779.72	10.50%
26	RM16,860.67	RM6,776.38	RM10,084.30	RM764,358.78	RM213,560.26	RM977,919.04	10.50%
27	RM16,860.67	RM6,688.14	RM10,172.53	RM754,186.25	RM206,872.12	RM961,058.37	10.50%
28	RM16,860.67	RM6,599.13	RM10,261.54	RM743,924.71	RM200,272.99	RM944,197.70	10.50%
29	RM16,860.67	RM6,509.34	RM10,351.33	RM733,573.37	RM193,763.65	RM927,337.02	10.50%
30	RM16,860.67	RM6,418.77	RM10,441.91	RM723,131.47	RM187,344.88	RM910,476.35	10.50%
31	RM16,860.67	RM6,327.40	RM10,533.27	RM712,598.20	RM181,017.48	RM893,615.68	10.50%
32	RM16,860.67	RM6,235.23	RM10,625.44	RM701,972.76	RM174,782.25	RM876,755.00	10.50%
33	RM16,860.67	RM6,142.26	RM10,718.41	RM691,254.35	RM168,639.99	RM859,894.33	10.50%
34	RM16,860.67	RM6,048.48	RM10,812.20	RM680,442.15	RM162,591.51	RM843,033.66	10.50%
35	RM16,860.67	RM5,953.87	RM10,906.80	RM669,535.34	RM156,637.64	RM826,172.98	10.50%
36	RM16,860.67	RM5,858.43	RM11,002.24	RM658,533.10	RM150,779.21	RM809,312.31	10.50%
37	RM16,860.67	RM5,762.16	RM11,098.51	RM647,434.60	RM145,017.04	RM792,451.64	10.50%
38	RM16,860.67	RM5,665.05	RM11,195.62	RM636,238.98	RM139,351.99	RM775,590.96	10.50%
39	RM16,860.67	RM5,567.09	RM11,293.58	RM624,945.39	RM133,784.90	RM758,730.29	10.50%
40	RM16,860.67	RM5,468.27	RM11,392.40	RM613,552.99	RM128,316.63	RM741,869.62	10.50%
41	RM16,860.67	RM5,368.59	RM11,492.08	RM602,060.91	RM122,948.04	RM725,008.95	10.50%
42	RM16,860.67	RM5,268.03	RM11,592.64	RM590,468.27	RM117,680.00	RM708,148.27	10.50%
43	RM16,860.67	RM5,166.60	RM11,694.08	RM578,774.19	RM112,513.41	RM691,287.60	10.50%
44	RM16,860.67	RM5,064.27	RM11,796.40	RM566,977.79	RM107,449.13	RM674,426.93	10.50%
45	RM16,860.67	RM4,961.06	RM11,899.62	RM555,078.18	RM102,488.08	RM657,566.25	10.50%
46	RM16,860.67	RM4,856.93	RM12,003.74	RM543,074.44	RM97,631.14	RM640,705.58	10.50%
47	RM16,860.67	RM4,751.90	RM12,108.77	RM530,965.66	RM92,879.24	RM623,844.91	10.50%
48	RM16,860.67	RM4,645.95	RM12,214.72	RM518,750.94	RM88,233.29	RM606,984.23	10.50%
49	RM16,860.67	RM4,539.07	RM12,321.60	RM506,429.34	RM83,694.22	RM590,123.56	10.50%
50	RM16,860.67	RM4,431.26	RM12,429.42	RM493,999.92	RM79,262.97	RM573,262.89	10.50%
51	RM16,860.67	RM4,322.50	RM12,538.17	RM481,461.75	RM74,940.47	RM556,402.21	10.50%
52	RM16,860.67	RM4,212.79	RM12,647.88	RM468,813.87	RM70,727.68	RM539,541.54	10.50%
53	RM16,860.67	RM4,102.12	RM12,758.55	RM456,055.31	RM66,625.55	RM522,680.87	10.50%
54	RM16,860.67	RM3,990.48	RM12,870.19	RM443,185.12	RM62,635.07	RM505,820.19	10.50%
55	RM16,860.67	RM3,877.87	RM12,982.80	RM430,202.32	RM58,757.20	RM488,959.52	10.50%
56	RM16,860.67	RM3,764.27	RM13,096.40	RM417,105.92	RM54,992.93	RM472,098.85	10.50%
57	RM16,860.67	RM3,649.68	RM13,211.00	RM403,894.92	RM51,343.25	RM455,238.18	10.50%
58	RM16,860.67	RM3,534.08	RM13,326.59	RM390,568.33	RM47,809.17	RM438,377.50	10.50%
59	RM16,860.67	RM3,417.47	RM13,443.20	RM377,125.13	RM44,391.70	RM421,516.83	10.50%
60	RM16,860.67	RM3,299.84	RM13,560.83	RM363,564.30	RM41,091.85	RM404,656.16	10.50%
61	RM16,860.67	RM3,181.19	RM13,679.49	RM349,884.82	RM37,910.67	RM387,795.48	10.50%
62	RM16,860.67	RM3,061.49	RM13,799.18	RM336,085.63	RM34,849.18	RM370,934.81	10.50%
63	RM16,860.67	RM2,940.75	RM13,919.92	RM322,165.71	RM31,908.43	RM354,074.14	10.50%
64	RM16,860.67	RM2,818.95	RM14,041.72	RM308,123.99	RM29,089.48	RM337,213.46	10.50%
65	RM16,860.67	RM2,696.08	RM14,164.59	RM293,959.40	RM26,393.39	RM320,352.79	10.50%
66	RM16,860.67	RM2,572.14	RM14,288.53	RM279,670.87	RM23,821.25	RM303,492.12	10.50%
67	RM16,860.67	RM2,447.12	RM14,413.55	RM265,257.32	RM21,374.13	RM286,631.44	10.50%
68	RM16,860.67	RM2,321.00	RM14,539.67	RM250,717.65	RM19,053.12	RM269,770.77	10.50%
69	RM16,860.67	RM2,193.78	RM14,666.89	RM236,050.75	RM16,859.35	RM252,910.10	10.50%
70	RM16,860.67	RM2,065.44	RM14,795.23	RM221,255.52	RM14,793.90	RM236,049.42	10.50%
71	RM16,860.67	RM1,935.99	RM14,924.69	RM206,330.84	RM12,857.92	RM219,188.75	10.50%
72	RM16,860.67	RM1,805.39	RM15,055.28	RM191,275.56	RM11,052.52	RM202,328.08	10.50%
73	RM16,860.67	RM1,673.66	RM15,187.01	RM176,088.55	RM9,378.86	RM185,467.40	10.50%
74	RM16,860.67	RM1,540.77	RM15,319.90	RM160,768.65	RM7,838.08	RM168,606.73	10.50%
75	RM16,860.67	RM1,406.73	RM15,453.95	RM145,314.70	RM6,431.36	RM151,746.06	10.50%
76	RM16,860.67	RM1,271.50	RM15,589.17	RM129,725.53	RM5,159.86	RM134,885.39	10.50%
77	RM16,860.67	RM1,135.10	RM15,725.57	RM113,999.96	RM4,024.76	RM118,024.71	10.50%
78	RM16,860.67	RM997.50	RM15,863.17	RM98,136.78	RM3,027.26	RM101,164.04	10.50%
79	RM16,860.67	RM858.70	RM16,001.98	RM82,134.81	RM2,168.56	RM84,303.37	10.50%
80	RM16,860.67	RM718.68	RM16,141.99	RM65,992.81	RM1,449.88	RM67,442.69	10.50%
81	RM16,860.67	RM577.44	RM16,283.24	RM49,709.58	RM872.44	RM50,582.02	10.50%
82	RM16,860.67	RM434.96	RM16,425.71	RM33,283.86	RM437.48	RM33,721.35	10.50%
83	RM16,860.67	RM291.23	RM16,569.44	RM16,714.42	RM146.25	RM16,860.67	10.50%
84	RM16,860.67	RM146.25	RM16,714.42	RM0.00	RM0.00	-RM0.00	10.50%

	RM1,416,296.54	RM416,296.54	RM1,000,000.00

Amortization Schedule version July 2017